Exhibit 99.1

Dolphin Reports 20% Year-Over-Year Revenue Growth to $51.7 Million and Full-Year Positive Adjusted Operating Income for Fiscal Year 2024

Miami, FL – Dolphin (NASDAQ: DLPN), a leading entertainment marketing and content production company, today announced its financial results for the fourth quarter and full year ended December 31, 2024.

"We had a very strong 2024. Our revenues went from a little over $43 million in 2023 to a little under $52 million in 2024. We went from adjusted operating loss of more than $2 million in 2023 to adjusted operating income of over $0.9 million in 2024; an increase of approximately $3.0 million in adjusted operating income.” said Bill O'Dowd, CEO of Dolphin. "While Q4 reflected short-term investments in growth initiatives, principally Always Alpha, along with opportunistic hiring at The Digital Dept., these steps position us for sustainable growth and profitability in the coming years.

As we move ahead in 2025, we are proud of the foundation we have built. The initial vision of an entertainment marketing powerhouse has been realized. And with industry recognition such as being named '2025 Agency of the Year' by Observer's PR Power List, we believe we are well-positioned to both deliver exceptional value to our shareholders and capitalize on the exciting opportunities ahead.

On a personal note, to underscore that we believe our common stock is deeply undervalued, in the second half of last year, I purchased $100,000 of Dolphin common stock, and I have now started a 10b5-1 plan with an initial allocation of $250,000 to purchase even more shares. This is intended to highlight my confidence in the company’s future and my belief in the significant upside potential of our stock.”

2024 and Recent Highlights

Total revenue for the year ended December 31, 2024, was $51.7 million, an increase of 20% over the same period in 2023.

Adjusted operating income was $0.9 million for the year ended December 31, 2024, as compared to an adjusted operating loss of $2.4 million for the same period in 2023. Operating loss was $10.5 million for the year ended December 31, 2024 as compared to an operating loss of $20.1 million for the year ended December 31, 2023.

Operating expenses for the full year of 2024 were $62.2 million, including depreciation and amortization of $2.4 million and nonrecurring expenses of (i) $6.7 million impairment of goodwill, (ii) $1.3 million to write off notes receivable and (iii) $0.2 million of acquisition-related costs. This compares to operating expenses for the full year of 2023, which were $63.2 million, including depreciation and amortization of $2.3 million and nonrecurring expenses of (i) $9.5 million impairment of goodwill, (ii) $4.1 million to write off notes receivable, (iii) $0.3 million impairment of intangible assets and (iv) $0.1 million of acquisition-related costs.

Net loss for the full year of 2024 was $12.6 million, including depreciation and amortization of $2.4 million, interest expense of $2.1 million, and nonrecurring expenses of (i) $6.7 million impairment of goodwill, (ii) $1.3 million to write off notes receivable and (iii) $0.2 million of acquisition-related costs. This compares to a net loss for the full year of 2023 of $24.4 million, including depreciation and amortization of $2.3 million, interest expense of $2.1 million, and nonrecurring expenses of (i) $9.5 million impairment of goodwill, (ii) $4.1 million to write off notes receivable, (iii) $0.3 million of impairment of intangible assets and (iv) $0.1 million of acquisition-related costs.

Loss per share was $1.22 per share based on 10,306,904 weighted average shares outstanding for the year ended December 31, 2024. Loss per share was $3.39 per share based on 7,206,577 weighted average shares outstanding for the year ended December 31, 2023.

Dolphin

•	Named Agency of the Year on the 2025 Observer PR Power List.
•	Launched a shareholder loyalty program to reward retail investors with Tiicker
•	Partnership with Loti AI to expand digital identity protection for everyone.

42West

•	At SXSW
o	Showcased a strong slate of films, including HOLLAND (Prime Video) and ON SWIFT HORSES (Sony Pictures Classics).
o	Featured premieres of several acquisition-seeking films and hosted client panels with notable names like Conan O’Brien, Marc Maron, and Vivian Tu.
•	At Superbowl LIX
o	Wayne Brady x Perdue: Led Perdue’s Wingin’ It campaign with Wayne Brady providing live, improvisational game-day commentary.
o	Puppy Bowl XXI: Enhanced media visibility for the annual Puppy Bowl, featuring a DC Studios sneak peek with Director James Gunn.
•	Represented Funko, the Op Games, and Super7 at Toy Fair.
•	Secured eight nominations for clients at the 97th Academy Awards.
•	Supported exciting new projects at the 2025 Sundance Film Festival.

Shore Fire Media

•	At SXSW
o	Clients made waves with standout performances and events. Highlights included John Fogerty, Big Freedia, and Brittney Spencer delivering unforgettable shows, ASCAP hosting songwriting camps and industry events, and WhyHunger leading a panel on climate resilience. Antone’s celebrated its 50th anniversary with a panel and live music, while Big Freedia and Fogerty headlined iconic showcases.
•	At Superbowl LIX
o	Super Bowl Performances: Trombone Shorty and Lauren Daigle performed America the Beautiful during the pregame show. Fred Minnick hosted Fred Minnick Live 2025, a top-rated Super Bowl event.
o	Music in Ads: Bruce Springsteen’s Born to Run covered by H.E.R. for Dove's #KeepHerConfident campaign. Booker T. Jones’ Green Onions featured in Uber Eats’ commercial with Matthew McConaughey.
o	Reggie Bush: Participated in campaigns and events for Bounty, Tostitos, Wilson Football, and Guy Fieri’s tailgate party.
•	Clients earned 26 nominations for the 2025 GRAMMY Awards, including Album of the Year, winning 10 awards.
•	Congratulated Dave Matthews Band, Kool & The Gang, and MC5 on upcoming Rock & Roll Hall of Fame inductions.
•	Clients recognized at the Kennedy Center Honors.

The Door

•	At SXSW
o	Alba Huerta joined "The Future Is Female" panel.
•	At Superbowl LIX
o	Häagen-Dazs Campaign: Created and executed the Not So Fast, Not So Furious Super Bowl campaign featuring Vin Diesel, Michelle Rodriguez, and Ludacris. Launched the “Dazs Drive” cross-country activation, culminating at Shaq's Fun House event.
o	DISRPT Division
•	Serena Williams debuted A Ma Maniere Converse sneakers during the Super Bowl halftime show.
•	BLK & Bold coffee featured in Google’s “50 States, 50 Stories” Super Bowl ad.
•	Announced a major roster of chefs and lifestyle talent for 2025, showcasing expertise in culinary launches and brand expansion.
•	Brought in PR maven Adriane Jefferson and her DSRPT agency (#7 on the Observer’s Power List)

Elle Communications

•	Client roster recognized by the Anthem Awards for outstanding social impact.

The Digital Dept. (TDD)

•	At SXSW
o	Lindsey Cook joined the "Tackling Misinformation" panel, and client Taylor Krause attended Netflix's LOVE IS BLIND Watch Party.
•	Expanded BRANDEdit experiences and corporate event services for 2025, including a first-ever BrandEdit showroom scheduled for Nashville in June 2025.
•	Launched an affiliate marketing division in Q1 2025.
•	Achieved milestones with 137 new talent signings in 2024.

Always Alpha

•	Rung the NASDAQ Closing Bell on March 7 to celebrate Women in Sports and International Women’s Day.
•	At Superbowl LIX
o	Announced a partnership with Deep Blue to form the largest firm supporting female athletes. Celebrated with an exclusive Super Bowl luncheon on February 8 in New Orleans.
•	Launched in October 2024 as the first management firm fully focused on women’s sports.

Special Projects

•	Curated a star-studded lineup for WSJ. Magazine’s Innovator Awards at MoMA.
•	Contributed to the success of the Academy Museum of Motion Pictures Fourth Annual Gala, raising over $11 million.

Blue Angels

•	Won for Outstanding Achievement in Sound Editing for a Feature Documentary at the MPSE Golden Reel Awards.
•	"The Blue Angels" returned to IMAX Theatres in January 2025 with a breathtaking 3D version.

Youngblood

•	Began principal photography on the feature adaptation.

Staple Gin

•	Partnered with FreshDirect to offer exclusive holiday recipes.

Conference Call Information

To participate in this event, dial in approximately 5 to 10 minutes before the beginning of the call.

Date: March 27, 2025

Time: 4:30pm ET

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 760592

Webcast: https://www.webcaster4.com/Webcast/Page/2225/52197

Replay

Toll Free: 877-481-4010

International: 919-882-2331

Replay Passcode: 52197

Webcast Replay: https://www.webcaster4.com/Webcast/Page/2225/52197

ABOUT DOLPHIN

Dolphin (NASDAQ:DLPN) was founded in 1996 by Bill O'Dowd and has evolved from its origins as an Emmy-nominated television, digital and feature film content producer to a company with three dynamic divisions: Dolphin Entertainment, Dolphin Marketing and Dolphin Ventures.

Dolphin Entertainment: This legacy division, where it all began, has a rich history of producing acclaimed television shows, digital content and feature films. With high-profile partners like IMAX and notable projects including The Blue Angels, Dolphin Entertainment continues to set the standard in quality storytelling and innovative content creation.

Dolphin Marketing: Established in 2017, the Marketing division, which was just named by Observer as the 2025 #1 Agency of the Year, is a powerhouse in public relations, influencer marketing, branding strategy, talent booking and special events. Comprising top-tier companies such as 42West, The Door, Shore Fire Media, Elle Communications, Special Projects, The Digital Dept., and Always Alpha, Dolphin Marketing serves a wide range of industries — from entertainment, music and sports to hospitality, fashion and consumer products.

Dolphin Ventures: This division leverages Dolphin's best-in-class cross-marketing acumen and business development relationships to create, launch and/or accelerate innovative ideas and promising products, events and content in our areas of expertise.

Dolphin has also launched "The Pod", a new shareholder loyalty program in partnership with TiiCKER, the world's first and largest shareholder engagement platform. "The Pod" features high-value tiered perks for Dolphin's verified investors, including gift cards and discount codes for brands like Häagen-Dazs, Francis Ford Coppola Wines, Carbone Fine Food, Saysh, and Foster Supply Hospitality. Investors may also receive special access to concerts, movie screenings, and celebrity meet-and-greet opportunities throughout the year.

Dolphin Entertainment shareholders can now visit TiiCKER.com/DLPN to connect their brokerage accounts and claim their perks and VIP experiences.

This press release contains 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, Dolphin Entertainment Inc.'s offering of common stock as well as expected financial and operational results and the related assumptions underlying its expected results. These forward-looking statements are distinguished by the use of words such as "will," "would," "anticipate," "expect," "believe," "designed," "plan," or "intend," the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, Dolphin Entertainment's actual results may differ materially from the results discussed in its forward-looking statements. Dolphin Entertainment's forward-looking statements contained herein speak only as of the date of this press release. Factors or events Dolphin Entertainment cannot predict, including those described in the risk factors contained in its filings with the Securities and Exchange Commission, may cause its actual results to differ from those expressed in forward-looking statements. Although Dolphin Entertainment believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved, and Dolphin Entertainment undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Contact Information

James Carbonara
Partner, Hayden IR
james@haydenir.com
646-755-7412

DOLPHIN ENTERTAINMENT, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

As of December 31, 2024 and 2023

	2024	2023
ASSETS
Current
Cash and cash equivalents	$8,203,842	$6,432,731
Restricted cash	925,004	1,127,960
Accounts receivable:
Trade, net of allowance of $1,327,808 and $1,456,752, respectively	5,113,157	5,817,615
Other receivables	5,451,697	6,643,960
Other current assets	373,399	701,335
Total current assets	20,067,099	20,723,601

Capitalized production costs, net	594,763	2,295,275
Employee receivable	1,007,418	796,085
Right-of-use assets	4,738,997	5,599,736
Goodwill	21,507,944	25,220,085
Intangible assets, net	10,189,026	11,209,664
Property, equipment and leasehold improvements, net	114,011	194,223
Other long-term assets	218,021	216,305
Total Assets	$58,437,279	$66,254,974

LIABILITIES
Current
Accounts payable	$2,344,272	$6,892,349
Term loans, current portion	1,686,018	980,651
Revolving line of credit	400,000	400,000
Notes payable, current portion	3,750,000	3,500,000
Contingent consideration	486,000	—
Accrued interest – related party	1,857,986	1,718,009
Accrued compensation – related party	2,625,000	2,625,000
Lease liabilities, current portion	1,919,672	2,192,213
Deferred revenue	341,153	1,451,709
Other current liabilities	11,104,036	7,694,114
Total current liabilities	26,514,137	27,454,045

Noncurrent
Term loans, noncurrent portion	4,782,271	4,501,963
Notes payable, noncurrent portion	3,130,000	3,380,000
Convertible notes payable	5,100,000	5,100,000
Convertible notes payable at fair value	320,000	355,000
Loans from related party	3,225,985	1,107,873
Lease liabilities	3,306,033	4,068,642
Deferred tax liability	394,547	306,691
Warrant liability	—	5,000
Other noncurrent liabilities	18,915	18,915
Total Liabilities	46,791,888	46,298,129

STOCKHOLDERS’ EQUITY
Preferred Stock, Series C, $0.001 par value, 50,000 shares authorized, 50,000 shares issued and outstanding at December 31, 2024 and 2023	1,000	1,000
Common stock, $0.015 par value, 200,000,000 shares authorized, 11,162,026 and 9,109,766 shares issued and outstanding at December 31, 2024 and 2023, respectively	166,688	136,647
Additional paid in capital	157,692,132	153,430,402
Accumulated deficit	(146,214,429)	(133,611,204)
Total Stockholders’ Equity	11,645,391	19,956,845
Total Liabilities and Stockholders’ Equity	$58,437,279	$66,254,974

DOLPHIN ENTERTAINMENT, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

For the years ended December 31, 2024 and 2023

	2024	2023
Revenues	$51,684,984	$43,123,075

Expenses:
Direct costs	3,266,461	946,962
Payroll and benefits	38,123,040	35,030,257
Selling, general and administrative	7,795,610	8,434,549
Acquisition costs	164,044	116,151
Impairment of goodwill	6,671,557	9,484,215
Impairment of intangible assets	—	341,417
Write-off of notes receivables	1,270,000	4,108,080
Change in fair value of contingent consideration	50,000	33,226
Depreciation and amortization	2,382,361	2,253,619
Legal and professional	2,447,083	2,485,096
Total expenses	62,170,156	63,233,572

Loss from operations	(10,485,172)	(20,110,497)

Other (expenses) income:
Change in fair value of convertible note	35,000	(11,444)
Change in fair value of warrant	5,000	10,000
Interest income	11,462	2,877
Interest expense	(2,081,661)	(2,085,107)
Total other expense (income), net	(2,030,199)	(2,083,674)

Loss before income taxes and equity in losses of unconsolidated affiliates	$(12,515,371)	$(22,194,171)

Income tax expense	(87,854)	(53,504)

Net loss before equity in losses of unconsolidated affiliates	(12,603,225)	(22,247,675)

Equity in losses of unconsolidated affiliates	—	(2,149,050)

Net loss	$(12,603,225)	$(24,396,725)

Loss per share:
Basic	$(1.22)	$(3.39)
Diluted	$(1.22)	$(3.39)

Weighted average number of shares used in per share calculation
Basic	10,306,904	7,206,577
Diluted	10,306,904	7,206,577

Use of Non-GAAP Financial Measures

In order to provide greater transparency regarding our operating performance, the financial results in this press release refer to a non-GAAP financial measure that involves adjustments to GAAP results. Non-GAAP financial measures exclude certain income and/or expense items that management deems are not directly attributable to the Company’s core operating results and/or certain items that are inconsistent in amounts and frequency, making it difficult to perform a meaningful evaluation of our current or past operating performance.

Adjusted operating income or loss is defined by Dolphin as (loss) income from operations before: (i) depreciation and amortization, (ii) write-off of assets, (iii) impairment of goodwill or intangible assets, (iv) acquisition costs, (v) employee stock compensation, (vi) change in fair value of contingent consideration, (vii) bad debt expense and (viii) and impairment of capitalized production costs.

Management believes that the presentation of operating results using this non-GAAP financial measure provides useful supplemental information for investors by providing them with the non-GAAP financial measure used by management for financial and operational decision making, planning and forecasting and in managing the business. This non-GAAP financial measure does not replace the presentation of financial information in accordance with U.S. GAAP financial results, should not be considered a measure of liquidity and is unlikely to be comparable to non-GAAP financial measures provided by other companies.

Reconciliation of GAAP loss from operations to non-GAAP income from operations

	For the twelve months ended December 31,
	2024	2023
Revenues (GAAP)	$51,684,984	$43,123,075

Expenses:
Direct costs	3,266,461	946,962
Payroll and benefits	38,123,040	35,030,257
Selling, general and administrative	7,795,610	8,434,549
Acquisition costs	164,044	116,151
Impairment of goodwill	6,671,557	9,484,215
Impairment of intangible assets	—	341,417
Write-off of notes receivable	1,270,000	4,108,080
Change in fair value of contingent consideration	50,000	33,226
Depreciation and amortization	2,382,361	2,253,619
Legal and professional	2,447,083	2,485,096
Total expenses (GAAP)	62,170,156	63,233,572

Loss from operations (GAAP)	$(10,485,172)	$(20,110,497)
Adjustments to GAAP measure:
Acquisition costs	164,044	116,151
Impairment of goodwill	6,671,557	9,484,215
Impairment of intangible assets	—	341,417
Write-off of notes receivables	1,270,000	4,108,080
Change in fair value of contingent consideration	50,000	33,226
Depreciation and amortization	2,382,361	2,253,619
Bad debt expense	505,173	919,672
Impairment of capitalized production costs	—	74,412
Stock compensation	364,650	354,961
Adjusted income (loss) from operations (non-GAAP)	$922,613	$(2,424,744)